UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 30, 2019

AAC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-36643	35-2496142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	200 Powell Place Brentwood, Tennessee (Address of Principal Executive Offices)	37027 (Zip Code)

(615) 732-1231

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AAC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02.	Results of Operations and Financial Condition.

On August 30, 2019, AAC Holdings, Inc. (the “Company”) issued a press release (the “Press Release”) announcing its results of operations for the quarter ended June 30, 2019. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.

The Company will conduct a conference call and live audio webcast at 8:00 a.m. (Central Time) on Friday, August 30, 2019, to discuss is results of operations for the quarter ended June 30, 2019.

Item 7.01  Regulation FD Disclosure.

The information disclosed under Item 2.02 of this Report is incorporated by reference into this Item 7.01.

The Company has provided an earnings release supplement that provides certain operating and financial results and information regarding its 2019 annual outlook that is available online in the Investor Relations section of the Company's website at ir.americanaddictioncenters.org., and is attached as noted below as exhibit 99.2.

Item 9.01	Exhibits and Financial Statements.

Exhibit Number	Description

99.1	Press Release, dated August 30, 2019

99.2	Earnings Release Supplement August 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAC HOLDINGS, INC.

By:	/s/ Andrew W. McWilliams
Andrew W. McWilliams
Chief Financial Officer

Date: August 30, 2019